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                                                                   EXHIBIT 10.40

REINSURED:                    SCPIE HOLDINGS, INC.,
                              AND/OR S.C.P.I.E. INDEMNITY COMPANY,
                              AND/OR S.C.P.I.E. HEALTHCARE INDEMNITY COMPANY,
                              AND/OR AMERICAN HEALTHCARE SPECIALTY COMPANY,
                              AND/OR S.C.P.I.E. INSURANCE SERVICES, INC.,
                              AND/OR S.C.P.I.E. MANAGEMENT SERVICES, INC.
                              BEVERLY HILLS, CALIFORNIA

TYPE:                         SECOND EXCESS OF LOSS REINSURANCE

BUSINESS
COVERED: Physicians and Surgeons Comprehensive Professional and Business Liability Policies, including Clinics and Clinical Laboratories, Professional and Business Liability Policies for Hospitals and Errors and Omissions Liability Policies for Managed Care Organizations.

TERM: January 1, 1998 to December 31, 1998 as respects claims made during the calendar year 1998.

                              Retroactive date January 1, 1976, except for Extra Contractual Obligations which is January 1, 1979.

                              In respect of recoveries made under Section A.1 and A.3:

                              The term "claims made" as used herein shall mean
                              (A) In respect of Claims Made Policies, claims first notified to the Company during the term of this Agreement on any inforce policy or reporting endorsement arising out of incidents subsequent to the retroactive date of said policy as the result of the rendering of or failure to render a professional service or the reporting of losses which arise from the insured premises and operations incidental to the practice of a physician, hospital or managed care organization and/or (B) In respect of Occurrence Policies, claims or losses first notified to the Company during the term of this Agreement.

                              In the event of cancellation, and at the option of the Reinsured, Reinsurers agree to run-off policies in force until natural expiration not to exceed 12 months from the expiration date hereon, subject to a Premium equal to 50% of the Actual Earned Reinsurance Premium.




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
TERM:                         In respect of recoveries made under Section A.2:
(Cont'd)
                              The term "claims made" shall mean claims first reported to the Reinsured during the period
                              January 1, 1986 to December 31, 1992 and first reported to Reinsurers during the term of this Agreement.

TERRITORY:                    As per the Company's original policies, contracts,
                              or binders.

EXCLUSIONS:                   1.     Insolvency Funds.
                              2.     Nuclear Incident - Liability - Reinsurance.

LIMIT AND
RETENTION:                    A.1.   $3,000,000 each and every loss in excess
                                     of $2,000,000 each and every loss.

                              A.2.   $3,000,000 each and every loss in excess of
                                     $2,000,000 each and every loss covering losses
                                     which were first reported to the Company during
                                     the period January 1, 1986 to December 31, 1992
                                     and are first reported to the Reinsurers during
                                     the term of this Agreement. The coverage provided
                                     hereunder shall be no narrower nor broader in
                                     scope than that which was provided to the Company
                                     under their Second Excess of Loss Reinsurance
                                     Agreement in force for the same period (see
                                     attached Cover Note Nos. 10710-003/86, 01-87-0021,
                                     01-88-0021, 01-89-0021, 01-90-0021, 01-91-0021,
                                     01-92-0021).

                              A.3. $3,000,000 each and every loss each policy in excess of $2,000,000 each and every loss each policy covering losses from Professional and Business Liability Policies for Hospitals and Errors and Omissions Liability Policies for Managed Care Organizations.

WARRANTY:                     1.     In respect of Physicians and Surgeons
                                     Comprehensive Professional and Business
                                     Liability Policies, including Clinics
                                     and Clinical Laboratories, the Maximum
                                     Original Policy Limit is $10,000,000,
                                     subject to inuring protection of
                                     $8,000,000 in excess of $2,000,000 or so
                                     deemed.

                              2.     As respects Professional and Business
                                     Liability Policies for Hospitals written on or after January 1, 1996, and prior to October 1, 1997, Policy Limits greater than $500,000 reinsured elsewhere on an Excess of Loss basis or so deemed.

                              3.     As respects Professional and Business
                                     Liability Policies for Hospitals written prior to January 1, 1996, Policy Limits greater than $5,000,000 reinsured elsewhere on an Excess of Loss basis or so deemed.

                              4.     As respects Professional and Business
                                     Liability Policies for Hospitals written on or after October 1, 1997, Policy Limits greater than $1,000,000 reinsured elsewhere on an Excess of Loss basis or so deemed.

                              5.     In respect of Errors and Omissions
                                     Liability Policies for Managed Care
                                     Organizations, Maximum Original Policy
                                     Limit $5,000,000.

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PREMIUM:                      .900% of G.N.E.P.I.
                              Deposit Premium: $960,000, payable $240,000 quarterly.

                              Minimum - $768,000.

REINSTATEMENT(S):             A.1. & A.3. First - Pro rata as to amount 125% as
                              respects premium. Second - Pro rata as to amount
                              175% as respects premium.

                              All calculations of reinstatement premiums shall be based on paid losses only. The decision of the Company to exercise its reinstatement option must be relayed to Reinsurers within three (3) months from the time any reserve invades this Contract.

                                               PLUS

                              A.2. In the event of a paid loss arising under this Section, additional to the reinstatement premium payable above, a further reinstatement premium shall be payable, to be calculated at pro rata as respects amount and 100% as respects premium based on annual premium of $450,000 if First Reinstatement, $675,000 if Second Reinstatement.

                                     It is understood and agreed that the
                                     payment of reinstatement premiums arising from losses recoverable under Section A.2. above shall be mandatory and not at the option of the Company.

                               Maximum Annual Aggregate Amount
                               Recoverable under A.1., A.2. and A.3.
                               combined is $9,000,000 in all.

ATTACHMENT OF
LIABILITY:                    (A) For purposes of determining the
                                  attachment of the Reinsurer's liability
                                  hereunder as respects any one loss, all
                                  losses (including Discovery Period
                                  Losses) involving one or more Original
                                  Insureds, arising from the same medical
                                  incident, and in which First Notice of
                                  Claim or Circumstance is notified to the Company during the term of this Agreement shall be covered hereunder. Where first notice falls in Agreement Years incepting prior to January 1, 1992 the "Interlocking Clause" to apply hereon for Physicians and Surgeons Comprehensive Professional Liability
                                  Policies only.

                              (B) The date of a loss hereunder shall be
                                  the earliest date, within the term of
                                  this Contract, that the Company has
                                  received First Notice of Claim or
                                  Circumstance.




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GENERAL
CONDITIONS:      Loss Adjustment Expenses to be Pro-Rated.
                 Excess of Original Policy Limits Clause.
                 80% Extra Contractual Obligations Clause.
                 Ultimate Net Loss Clause including Declatory
                 Judgement Expenses incurred in connection with coverage questions and legal actions related to a specific claim.
                 Net Retained Lines Clause.
                 Notice of Loss Clause.
                 Loss Funding Clause - Including IBNR (See Attached).
                 Special Funding Clause.
                 Confidentiality Clause.
                 Commutation Clause.
                 Federal Excise Tax Clause.
                 Errors and Omissions Clause.
                 Insolvency Clause.
                 Service of Suit Clause.
                 Arbitration Clause.
                 Access to Records Clause.
                 Guy Carpenter & Company, Inc. Intermediary Clause.

REINSURERS
HEREON:          Domestic:
                 BCS Insurance Company                                   2.50%
                 Gulf Insurance Company                                  2.50%
                 Odyssey Reinsurance Corporation                         2.50%
                                                                         -----
                                       Domestic Total                    7.50%

                 Australia:
                 Through Guy Carpenter & Company, Pty. Ltd:
                   GIO Insurance Ltd.
                     trading as:
                     GIO Reinsurance                                     7.50%
                                                                         -----
                                                      Australia Total    7.50%
                 Germany:
                 Hannover Ruckversicherungs AG                          52.50%
                                                                         -----
                                                      Germany Total     52.50%




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
REINSURERS
HEREON:
(Continued)                   United Kingdom:
                              Through Guy Carpenter & Company, Ltd. (UK)
                                London, England
                              Underwriters at Lloyd's
                               SVH   1007                                             8.593%
                               DPM    435                                             4.196%
                               SJC   1003        28.00%
                                     2003        72.00%                               2.098%
                               RJH    122                                              .735%
                               BFC    780                                              .490%
                               SJB   1212                                             2.097%
                               GNR    570                                              .735%
                               MEL   1223                                             2.500%
                               RAS   1096                                              .735%
                              CNA International Reinsurance Co., Ltd.                 4.196%
                              Sphere Drake Insurance PLC                               .735%
                              Unionamerica Insurance Company, Ltd.                    2.940%
                              Zurich Reinsurance (U.K.) Ltd.                          2.450%
                                                                                     -------
                                           United Kingdom Total                      32.500%

                                               Domestic Total                         7.500%
                                               Foreign Total                         92.500%
                                                                                    --------
                                               Grand Total                          100.000%
                                                                                    ========
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This Cover Note is to confirm the terms and conditions which have been negotiated between Guy Carpenter & Company, Inc. and the participating
Reinsurers on your behalf. We request that you review this Cover Note with regard to the specific placement details and subscribing Reinsurers listed herein. In the event that any of these details do not meet with your approval or security of the subscribing Reinsurers does not meet with your requirements, please notify this office immediately. If all is found to be in order please sign and return the enclosed duplicate copy of this Cover Note for completion of our files.


-----------------------------
Signature

-----------------------------
Date

                                      Guy Carpenter & Company, Inc.


                                      By
                                        --------------------------------
                                        Managing Director




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